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                                                                   EXHIBIT 10.50


SECOND AMENDMENT AGREEMENT, dated as of the 6th day of February, 1999, by and among Intracel Corporation, a Delaware corporation (the "Company"), PerImmune Holdings, Inc., a wholly-owned subsidiary of the Company ("Holdings"), PerImmune Inc., a wholly-owned subsidiary of Holdings ("PerImmune"), Bartels, Inc., a wholly-owned subsidiary of the Company ("Bartels"), and the noteholders set forth on the signature page hereto (the "Noteholders"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

                                   WITNESSETH:

        WHEREAS, in connection with that certain Securities Purchase Agreement dated August 25, 1998 among the Company, Holdings, PerImmune and the Noteholders (the "Purchase Agreement"), the Company issued and sold (A) those certain 12% Senior Secured Primary Promissory Notes dated August 25, 1998 in the original principal amount of (i) $3,841,463 for the benefit of Northstar High Yield Fund;
(ii) $22,195,122 for the benefit of Northstar High Total Return Fund; (iii) $7,682,927 for the benefit of Northstar High Total Return Fund II and (iv) $1,280,488 for the benefit of Northstar Strategic Income Fund (collectively, the "Senior Notes") and (B) those certain 12% Guaranteed Senior Secured Escrow Promissory Notes dated August 25, 1998 of Intracel Corporation in the original principal amount of (i) $658,537 for the benefit of Northstar High Yield Fund;
(ii) $3,804,878 for the benefit of Northstar High Total Return Fund; (iii) $1,317,073 for the benefit of Northstar High Total Return Fund II and (iv) $219,512 for the benefit of Northstar Strategic Income Fund (collectively, the "Escrow Notes" and, together with the Senior Notes, the "Notes");

        WHEREAS, in January 1999, the Company, Holdings, PerImmune, Bartels and the Noteholders entered into a First Amendment and Waiver Agreement (the "First Amendment") which, among other things, (i) amended the terms of the Escrow Notes to eliminate the Company's obligation to redeem the Escrow Notes with proceeds received from the Initial Public Offering (as defined below) or any other debt or equity offering prior to the consummation of the Initial Public Offering,
(ii) amended the Interest Escrow Security Agreement to eliminate the balance required to be maintained in the escrow account created thereunder and to permit the next three schedules interest payments to be paid out of amounts currently held in such escrow account and (iii) waived certain non-payment events of default and compliance by the covenants set forth in Purchase Agreement, the Notes and the other Ancillary Agreements.

        WHEREAS, pursuant to Sections 5.6(a), (b) and (c) of the Purchase Agreement, the Company is required to comply with certain financial covenants regarding Adjusted Debt to EBITDA Ratio, Minimum Tangible Net Worth Levels and EBITDA to Interest Expense Ratio.

        WHEREAS, pursuant to Section 1(d)(i)(B) of the Notes, if Simon McKenzie should cease to be the principal executive officer of the Company in charge of the Company's management and policies for a period of 30 days or more and the holders of

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the Notes constituting 70% of the total amount due under all such notes have not approved a success to Mr. McKenzie within 180 days after the cessation of his full time service to the Company, the Company will be required, at the request of the Noteholders, to prepay the Notes at a price equal to 101% of the principal amount, so prepaid, plus accrued interest to the date of prepayment.

        WHEREAS, pursuant to Section 1(e) of each of the Notes, the Company is required to comply with the respective EBITDA Ratios on each EBITDA Measurement Period;

        WHEREAS, non-compliance with the financial covenants under Sections 5.6(a), (b) and (c) of the Purchase Agreement or Section 1(e) of the Notes could cause the Notes to become immediately due and payable;

        WHEREAS, the Company has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission on July 9, 1998 relating to the proposed sale of shares of its Common Stock to the public (the "Initial Public Offering");

        WHEREAS, the representatives for the underwriters in the Initial Public Offering, Donaldson, Lufkin & Jenrette Securities Corporation and Piper Jaffray Inc. (the "Representatives") have determined that the financial covenants under
Section 5.6(a)-(c) of the Purchase Agreement and Section 1(e) of the Notes and any non-compliance thereunder by the Company which could cause the Notes to become immediately due and payable and Section 1(d)(i)(B) of the Notes requiring prepayment under the conditions set forth therein, would adversely affect the marketing of the securities to be sold by the Company in the Initial Public Offering; and

        WHEREAS, the Noteholders acknowledge and agree that it would be in their best interests for the Company to consummate the Initial Public Offering as contemplated by the Representatives.

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree with each other as follows:

1.      AMENDMENT TO NOTES.

        (a) In accordance with Section 10 of each of the Notes, Sections 1(d)(i)(B), 1(f), 6(a)(xiv) and Exhibit B of each of the Notes are hereby deleted in their entirety. All cross-references in the Notes shall be changed as appropriate to reflect the deletions set forth herein.

        (b) As soon as practicable after the date hereof, the Company and the Noteholders agree to execute Amended and Restated Notes reflecting the amendment set forth above and otherwise (and with respect to the Escrow Notes, to reflect the terms and conditions of the First Amendment) on the same terms and conditions as the Notes (the


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"Amended Notes"), which Amended and Restated Notes shall be prepared by and at the expense of the Company and shall be delivered to the respective Noteholders in exchange for the original Notes which shall be delivered by the Noteholders to the Company.

2. AMENDMENT TO PURCHASE AGREEMENT. In accordance with Section 8.7 of the Purchase Agreement, Sections 5.6(a), (b) and (c) of the Purchase Agreement are hereby deleted in their entirety. All cross-references in the Purchase Agreement shall be changed as appropriate to reflect the deletions set forth herein.

3.      NO MODIFICATIONS.

        Except as amended hereby, the terms and conditions of the Notes and the Purchase Agreement shall continue in full force and effect and are hereby in all respects ratified and confirmed.

4.      FURTHER ASSURANCES.

        The Company and the Noteholders agree to execute and deliver any and all such additional documents, instruments, as may be necessary or desirable to confirm and carry into effect the agreements set forth herein.

5.      BINDING EFFECT.

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.      GOVERNING LAW.

        This Agreement shall be construed, and the rights and obligations of the parties hereunder determined, in accordance with and governed by the internal laws of the State of New York (as permitted by Section 5-1401 of the New York General Obligations Law (or any similar successor provision)) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.

7.      SEVERABILITY.

        If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


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8.      COUNTERPARTS.

        This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.



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        IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first written above.

                                        INTRACEL CORPORATION

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        PERIMMUNE HOLDINGS, INC.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        PERIMMUNE, INC.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        BARTELS, INC.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


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                                        NOTEHOLDERS:

                                        NORTHSTAR HIGH YIELD FUND

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        NORTHSTAR HIGH TOTAL RETURN FUND

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        NORTHSTAR HIGH TOTAL RETURN FUND II

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        NORTHSTAR STRATEGIC INCOME FUND

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


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